UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)

November 16, 2004

   FIRST HORIZON ASSET SECURITIES INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-110100 (Commission File Number)	75-2808384 (IRS Employer ID Number)

4000 Horizon Way Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(214) 441-4000

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ٱ

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ٱ

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Filing of Computational Materials

This Current Report on Form 8-K is being filed to file copies of the Computational Materials (as defined below) prepared and distributed FTN Financial Capital Markets, in connection with the issuance by First Horizon ABS Trust 2004-HE3 of First Horizon ABS Notes, Series 2004-HE3.  The term “Computational Materials” shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the “SEC”) to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and Underwriter by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

Item 9.01.  Financial Statements and Exhibits.

         Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1	Computational Materials of FTN Financial Capital Markets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

By:

/s/ Wade Walker

Name:

Wade Walker

Title:

Senior Vice President

Dated:  November 16, 2004

Exhibit Index

Exhibit

99.1	Computational Materials of FTN Financial Capital Markets.

Exhibit 99.1